UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2024

JAAG ENTERPRISES LTD.
(Exact name of registrant as specified in its charter)

Nevada	333-267995	38-4210123
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1716 13 Avenue NW Calgary, AB, Canada	T2N 1L1
(Address of Principal Executive Offices)	(Zip Code)

(403)-616-7221
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.01 Changes in Control of Registrant

On December 27, 2024, Peng Wu and GuiYing Chang acquired a controlling equity stake in JAAG ENTERPRISES LTD. (the "Company") through a privately negotiated transaction. Ms. Wu and Ms. Chang purchased 3,825,000 shares and 3,675,000 shares of the Company's common stock, consequently Ms. Wu and Ms. Chang are now able to unilaterally control the election of the board of directors, all matters requiring shareholder approval, and the overall direction of the Company.

Additionally, on December 27, 2024, Jeffrey Anthony Chau and Billy Chun Yin Chan resigned from all director and executive officer positions with the Company, including CEO, CFO, Treasurer, Director and Secretary, effective immediately.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As of December 27, 2024, Jeffrey Anthony Chau and Billy Chun Yin Chan are no longer holding the positions of CEO, CFO, Treasurer, Director and Secretary of JAAG ENTERPRISES LTD. (the "Company"). Mr. Chau and Mr. Chan decision to resign was not due to any disagreement with the Company's operations, policies, or practices. The Board of the Company appointed Ms. Peng Wu as the new CEO, CFO, Director and Secretary, effective on December 27, 2024.

Peng earned her undergraduate degree in Applied Physics from the Harbin Institute of Technology in China, completing her studies from 2003 to 2007. She then advanced her education with a Master's degree in Physical Electronics at the same institution, graduating in 2009.

Peng Wu has been employed as an engineer at the Shanghai Institute of Measurement and Testing Technology since her graduation. She has accumulated extensive experience in measurement testing, with a particular focus on geometric length measurement. During her career, she earned the Level 1 Registered Metrologist (Length) certification and achieved the status of a National Second-Level Assessor, highlighting her expertise in the field. Prior to joining the Company, she served as the director of an IT application company based in Shanghai.

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jaag Enterprises, Ltd.

December 30, 2024	By:	/s/ Peng Wu
Peng Wu, Chief Executive Officer

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